UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04864

JennisonDryden Portfolios

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2009

Date of reporting period:	8/31/2009

Item 1 – Reports to Stockholders–

AUGUST 31, 2009	ANNUAL REPORT

Jennison Value Fund

FUND TYPE

Large cap stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Value Fund

Jennison Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.14%; Class B, 1.84%; Class C, 1.84%; Class L, 1.34%; Class M, 1.84%; Class R, 1.59%; Class X, 1.84%; Class Z, 0.84%. Net operating expenses apply to: Class A, 1.14%; Class B, 1.84%; Class C, 1.84%; Class L, 1.34%; Class M, 1.52%; Class R, 1.34%; Class X, 1.09%; Class Z, 0.84%, after contractual reduction through 12/31/2010 for Class R shares.

Cumulative Total Returns as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–20.76%	16.02%	36.28%	—
Class B	–21.28	11.86	26.49	—
Class C	–21.28	11.85	26.48	—
Class L	–20.97	N/A	N/A	–25.26% (3/16/07)
Class M	–20.98	N/A	N/A	–25.76 (3/16/07)
Class R	–20.95	N/A	N/A	–0.98 (6/3/05)
Class X	–20.22	N/A	N/A	–24.91 (3/16/07)
Class Z	–20.54	17.52	39.78	—
Russell 1000 Value Index[2]	–20.27	2.26	20.01	**
S&P 500 Index[3]	–18.25	2.50	–7.67	***
Lipper Multi-Cap Value Funds Avg.[4]	–17.54	2.46	37.89	****
Lipper Large-Cap Value Funds Avg.[5]	–18.12	1.27	13.82	*****

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Average Annual Total Returns[6] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–5.54%	2.46%	3.59%	—
Class B	–5.16	2.74	3.41	—
Class C	–1.59	2.88	3.41	—
Class L	–6.02	N/A	N/A	–10.81% (3/16/07)
Class M	–5.67	N/A	N/A	–10.07 (3/16/07)
Class R	–0.28	N/A	N/A	1.17 (6/3/05)
Class X	–4.91	N/A	N/A	–9.63 (3/16/07)
Class Z	0.30	3.90	4.44	—
Russell 1000 Value Index[2]	–10.62	0.90	2.59	**
S&P 500 Index[3]	–6.91	1.01	–0.15	***
Lipper Multi-Cap Value Funds Avg.[4]	–4.90	0.71	3.78	****
Lipper Large-Cap Value Funds Avg.[5]	–7.92	0.65	2.04	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years.

2The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

5The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Category, the returns for the Lipper

Jennison Value Fund	3

Your Fund’s Performance (continued)

Large-Cap Value Funds Average are also shown, as we believe the Lipper Large-Cap Value Funds Average is more consistent with the management of the Fund.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Value Index Closest Month-End to Inception cumulative total returns as of 8/31/09 are –31.14% for Class L, Class M, and Class X; and –9.37% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/09 are –12.55% for Class L, Class M, and Class X; and –1.39% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 8/31/09 are –24.06% for Class L, Class M, and Class X; and –6.28% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/09 are –9.10% for Class L, Class M, and Class X; and –0.65% for Class R.

****Lipper Multi-Cap Value Funds Avg. Closest Month-End to Inception cumulative total returns as of 8/31/09 are –28.79% for Class L, Class M, and Class X; and –8.38% for Class R. Lipper Multi-Cap Value Funds Avg. Closest Month-End to Inception average annual total returns as of 9/30/09 are –11.42% for Class L, Class M, and Class X; and –1.22% for Class R.

*****Lipper Large-Cap Value Funds Avg. Closest Month-End to Inception cumulative total returns as of 8/31/09 are –27.98% for Class L, Class M, and Class X; and –8.44% for Class R. Lipper Large-Cap Value Funds Avg. Closest Month-End to Inception average total returns as of 9/30/09 are –11.12% for Class L, Class M, and Class X; and –1.24% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index, the S&P 500 Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/09
CA, Inc., Software	3.2%
NII Holdings, Inc., Wireless Telecommunication Services	3.0
Symantec Corp., Software	2.9
CVS Caremark Corp., Food & Staples Retailing	2.6
IAC/InterActiveCorp, Internet Software & Services	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/09
Oil, Gas & Consumable Fuels	16.3%
Software	8.4
Media	6.8
Food & Staples Retailing	6.4
Capital Markets	6.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Value Fund Class A shares declined 20.76% in the twelve months ended August 31, 2009, slightly more than the Russell 1000® Value Index (the Index), which dropped 20.27%. The Fund underperformed the Lipper Multi-Cap Value Funds Average, which declined 17.54%, and the Lipper Large-Cap Value Funds Average, which declined 18.12%.

Every sector in the Index lost ground during the fiscal year, with the industrials, financials, materials, and energy sectors falling more than 20%. Declines in healthcare and consumer staples were less severe. The Fund’s greatest losses came in materials and telecommunications services. Consumer staples suffered comparatively modest declines, and healthcare holdings finished in positive territory. Strong stock selection in healthcare, financials, consumer staples, and utilities helped performance relative to the Index. An underweight stance in industrials coupled with stock selection also benefited relative performance, as did an overweight position in information technology. Stock selection in the telecommunication services and energy sectors detracted most from relative performance. The Fund also underperformed the Index in the materials and consumer discretionary sectors.

What was the investment environment like during the reporting period?

The reporting period was marked by economic and market turmoil. The severe credit crisis that began in 2007 escalated in September 2008, with an extraordinary and alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

The credit crisis prompted unprecedented coordination between the U.S. Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. The ongoing housing correction, debt deflation, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital expenditure cuts.

Efforts to revive the economy which were initiated by the Bush administration were subsequently expanded and modified by the Obama administration. The Treasury Department introduced broad new credit stimulus programs concurrent with initiatives to peel away layers of distressed bank loans while laying the groundwork

Jennison Value Fund	5

Strategy and Performance Overview (continued)

for regulatory overhaul of the financial system. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail, and a large fiscal stimulus package was enacted. U.S. equity markets rebounded sharply on signs of economic stabilization in the final months of the period. A combination of falling housing prices, rising foreclosures, low interest rates, and increased availability of mortgage credit stimulated housing activity. Conditions in financial markets have improved and household spending has continued to show signs of stabilizing, although it remains constrained by ongoing job losses, sluggish income growth, lower household wealth, and tight credit. The decline in sales in retail stores open for a year or more moderated, reflecting the less competitive environment created by several closures and bankruptcies and a reduction in markdown activity. Businesses continued to rein in labor costs, contributing to higher monthly job losses and a U.S. unemployment rate that reached 9.4% at the end of July 2009. As some indicators suggested a stabilizing economy, investors began to readjust their risk exposure. Corporations bolstered profits by cutting costs and reducing inventories. Nevertheless, the severity of the recession continued to cast uncertainty for the coming quarters.

Which holdings made the largest positive contribution to the Fund’s return?

The Fund’s healthcare holdings performed well, led by gains in Schering-Plough. Shares of the pharmaceutical company rose in March after rival drug manufacturer Merck announced a plan to acquire Schering-Plough in a cash-and-stock deal that would give Schering-Plough shareholders a significant premium. The Fund closed its position following the buyout announcement.

Financials holdings Goldman Sachs and Morgan Stanley performed strongly. Jennison believes that both Goldman Sachs and Morgan Stanley should continue to benefit from widening credit spreads, which represent the difference between yields of U.S. Treasury Bonds and yields of investment grade corporate bonds, which offer greater potential for profitability. Both companies have the added advantage of holding lower levels of debt on their balance sheets. Each company has repaid the $10 billion they received from the Troubled Asset Relief Program (TARP) to the U.S. Treasury, and Goldman announced that it has redeemed $1.1 billion of the TARP warrants the U.S. government received. On a company-specific level, Goldman differentiated itself once again with an impressive second quarter, not only in its fixed income trading results, but also in equity trading, where results far exceeded expectations. While Morgan Stanley had a somewhat disappointing second quarter in 2009, Jennison believes that Morgan’s valuation is compelling and its capital positioning is strong, so it should not have to raise cash. Both Goldman and Morgan Stanley should provide considerable price appreciation given their attractive risk-to-reward ratios.

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Positions in consumer-oriented Discovery Communications and Tyson Foods were key contributors to the Fund’s performance. Discovery Communications, whose programming includes the Discovery Channel, The Learning Channel (TLC), and Animal Planet, continued to perform well and grow faster than other traditional media companies. Discovery’s second-quarter results beat consensus expectations, primarily driven by solid domestic ratings gains that had propelled Discovery’s growth for the first half of the year. The company also reported an increase in profit margins by reducing costs, generating free cash flow (operating cash flow minus capital expenditures), and garnering more advertising revenue. Subsequently, Discovery raised its 2009 earnings outlook.

Tyson Foods mostly produces chicken, but it also offers beef, pork, prepared foods, and related products. Although the industry has shown discipline in supply management and has implemented price hikes, demand during the 2009 summer grilling season was weak, and investors are questioning whether the higher prices are sustainable. Jennison believes that better pricing will hold longer than expected due to supply constraints. Tyson’s valuation appears extremely compelling and improvement in the chicken business may help the stock to outperform.

Which holdings detracted most from the Fund’s return?

Overall, energy holdings were the greatest detractors from performance. Despite the sector’s underperformance, Jennison remains bullish on the energy sector, maintaining its conviction in long-term supply/demand imbalances. Although demand has moderated due to the recession, Jennison views this as a short-term detour more than a long-term problem. On the other side of the equation, the world continues to struggle to grow supply. Non-OPEC oil production already seems to be in decline, and the marginal cost to add new production or to extend the life of existing commodities-producing areas has risen sharply as the most easily exploited areas have largely been tapped. The fact that the price for oil has begun to rebound well above pre-boom levels, despite relatively poor consumption indicators across the world, in Jennison’s view, reflects an increasingly tenuous supply complex that has been exacerbated by current capital constraint. Throughout 2009, Jennison has not altered much of the Fund’s weighting in this sector.

On an individual stock basis, XL Capital, Domtar, and Liberty Global were major detractors from the Fund’s returns. Bermuda-based reinsurer XL Capital fell as worries about the health of the insurance industry intensified. On a company-specific level, concern over whether Fitch and Moody’s would downgrade XL’s credit rating put incremental pressure on an already challenging situation. However, the two most important insurance ratings agencies, A.M. Best and S&P, affirmed XL’s rating following its announcement of third quarter 2008 results. Recently, XL reported a

Jennison Value Fund	7

Strategy and Performance Overview (continued)

strengthening in its income statement and balance sheet, and its book value growth exceeded robust expectations.

Domtar produces uncoated printing and writing paper and is a large producer of pulp. The Fund retained a position in Domtar as Jennison thought the July 1, 2008 price hike would likely hold due to industry consolidation and supply cuts. However, demand dropped much faster than the industry could manage, and prices fell. Additionally, the frozen credit markets made refinancing debt difficult and the chances Domtar would breach covenants higher. The Fund exited the position at a loss in March.

The extreme nature of the financial crisis hit nearly every company with debt, including Liberty Global, a cable satellite provider that operates primarily in Europe, Japan, and Chile. Indeed, “excessive leverage” is one of Jennison’s warning signs. Jennison therefore tries to buy leveraged companies only if they are generating free cash flow. In this market environment, however, it did not matter, and companies that had debt—even if they generated free cash flow and had no maturities for several years out—were punished. This seemed like a huge over reaction. Liberty Global also declined as the market’s extreme fear caused the U.S. dollar to rally dramatically—something Jennison did not anticipate. Therefore, companies with large foreign exposure, such as Liberty Global, were negatively affected. Jennison continues to retain its investment thesis on Liberty Global.

Were there significant changes to the portfolio?

During the reporting period there were no significant changes to the portfolio. The Fund added or exited individual positions based on company fundamentals and a stock’s risk versus its reward.

Purchases included Dell, Shire PLC, and Canadian Natural Resources. Computer manufacturer Dell experienced a sell-off in its shares due to near-term pressure on the company’s gross margin, which is the percentage of revenue it keeps after its production costs. Jennison viewed this as an overreaction. Although certain costs caught Dell by surprise, the company should be able to adjust pricing in the future, mitigating the pressure on margins. In addition, Dell’s skew toward corporate customers, the weakest market in the recent past, pressured its shares. However, Jennison believes profit margins should improve due to increased demand by corporations and other businesses, most likely in 2010. Dell recently reported an increase in revenues, which also boosted free cash flow to nearly $1 billion, the strongest performance since January 2008. Jennison views Dell as an attractive

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investment opportunity, with the stock trading at a discount to the company’s 2010 earnings as well as at a discount to its peer group.

The Fund purchased shares of specialty pharmaceuticals company Shire PLC after its stock sold off in February due to investor concerns over foreign currency issues on its business as well as the market’s belief there is a lack of catalysts ahead of attention deficit and hyperactivity disorder (ADHD) drug Adderall XR’s patent expiration on April 1, 2009. In Jennison’s opinion, Shire’s research and development is on track and a large portion of Shire’s product sales should come from newly launched products over the next few years. If the potential of the pipeline is realized, Shire’s current revenues could double from its current base. Jennison acknowledges that 2009 is a transition year for the company, with Vyvanse replacing Adderall XR. However, in Jennison’s view, the stock price exaggerates 2009 losses and overly discounts Shire’s Human Genetic Therapies business and the growing importance of some of the newly launched products outside of Vyvanse, such as Velaglucerase, a drug to treat Gaucher’s disease, and non-stimulant ADHD drug Intuniv.

The Fund established a position in Canadian Natural Resources in mid-April. Over the last several years, Canadian Natural Resources has focused on its Horizon oil sands project, which has suffered delays and setbacks. However, as Canadian Natural Resources ramped up Horizon’s capability to come online and increased its focus on other projects, its earnings relative to its stock price became more attractive. Jennison’s conviction in Canadian Natural Resources was further supported by its bullish outlook for crude oil for the second half of 2009 and 2010 and expectations for lower costs in the oil sands region. Jennison also likes the company’s use of free cash flow to systematically reduce debt.

During the reporting period, the Fund sold Abbott Laboratories, Weatherford International, and Fannie Mae. The Fund originally purchased Abbott Laboratories on the belief the stock price had discounted a significant slowdown for Abbott’s anti-inflammatory drug Humira, which was the main driver of the company’s growth and profitability. While prescription trends may reaccelerate over the next several months, in Jennison’s opinion, other investments have a more attractive risk-versus-reward ratio.

Weatherford International provides oilfield services and equipment for the drilling, evaluation, completion, and production of oil and natural gas wells worldwide. The Fund took a position in March in the belief that Weatherford had the best revenue growth potential of the large-cap service companies due to its operations in Mexico, Iraq, and Russia. Weatherford was also starting to execute well with improving

Jennison Value Fund	9

Strategy and Performance Overview (continued)

margin potential and sold at a lower multiple of earnings and cash flow than other slower growing oil service companies. Jennison recognizes the strength of Weatherford’s international revenue, but is concerned with the decline in North America’s rig count. The Fund therefore took profits and closed the position.

Jennison anticipated that government-sponsored enterprise (GSE) Fannie Mae would be able to survive the mortgage crisis, and should the company need to raise capital, Jennison did not think it would be as much as most believed. Jennison also thought Fannie Mae could win new business at very attractive spreads from non-GSE mortgage companies and from fellow GSE Freddie Mac, which had a deeper capital need than Fannie Mae. After the Fund repurchased Fannie Mae in the beginning of August, its stock fell further as the company’s reserve loss negatively affected earnings. The Fund maintained the position, as Jennison’s estimate of Fannie Mae’s cumulative losses remained unchanged. As fears mounted that the government would have to bail out Fannie Mae and Freddie Mac, leaving stockholders with nothing, the stock price fell again. The U.S. government ended up taking control of both Fannie Mae and Freddie Mac in September 2009.

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Comments on Five Largest Holdings

3.2%	CA, Inc., Software

CA, which makes software for mainframe and other corporate computers, has been resilient during the recession by cutting costs to match revenue. With an upgrade by Moody’s Investors Service in June, all three major ratings agencies have lifted CA’s ratings out of below-investment-grade or “junk” status, citing the company’s consistent operating performance and conservative financial policies. Although CA announced that its CEO will retire by the end of 2009, Jennison believes CA’s operations will continue to show improvement as they have for the last year and a half. Jennison also finds the stock’s valuation compelling.

3.0%	NII Holdings, Inc., Wireless Telecommunication Services

NII Holdings is one of the only subscription wireless providers in the emerging markets of Latin America, Mexico, and Brazil. Jennison likes the company for its solid fundamentals and believes it should benefit from expanding wireless demand in its markets. Jennison also believes NII should continue to grow at a faster rate than other wireless companies, despite increasing competition from other carriers offering subscription service.

2.9%	Symantec Corp., Software

Symantec is a leading provider of security and data integrity software products. In Jennison’s view, Symantec should continue to benefit from spending in the data storage division, which is the largest and fastest growing of the company’s core businesses. Jennison believes Symantec is also well positioned to benefit from the Obama administration’s proposed efforts to protect critical computer networks from cyber attacks. In Jennison’s opinion, Symantec remains undervalued and maintains an advantageous and competitive position within the industry.

2.6%	CVS Caremark Corp., Food & Staples Retailing

CVS Caremark is a pharmacy services company that provides prescriptions and related healthcare services in the U.S. The company operates through two segments, Pharmacy Services and Retail Pharmacy. Recently, CVS’ retail network revenues and pharmacy benefits management revenues had a double-digit increase. Most encouraging, though, were increased cost efficiencies in relation to total revenues. Jennison finds the stock’s valuation compelling at current trading levels. The company’s defensive business model continues to generate healthy financial results amid the challenging economic environment. Furthermore, CVS’ credit profile remains solid, with a sizeable amount of cash on hand, healthy free cash flow generation, and relatively low debt.

2.5%	IAC/InterActiveCorp, Internet Software & Services

IAC/InterActiveCorp is an Internet company. Jennison believes IAC’s management is focused on creating shareholder value and that the probability of a large value-destroying acquisition is extremely low. Instead, management appears to be focused

Jennison Value Fund	11

Comments on Five Largest Holdings (continued)

on incremental and strategic acquisitions. Jennison also expects stock buybacks to continue; the company has repurchased a considerable amount of stock year to date. Another encouraging development is that IAC is stabilizing its paid Internet search business. Jennison believes that IAC’s search service Ask.com may also improve results and that Service Magic, its online marketplace connecting homeowners with prescreened and customer-rated home service professionals, is a growth business.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2009, at the beginning of the period, and held through the six-month period ended August 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

Jennison Value Fund	13

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Value Fund		Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,394.30	1.08%	$6.52
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class B	Actual	$1,000.00	$1,388.00	1.78%	$10.71
	Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05

Class C	Actual	$1,000.00	$1,388.00	1.78%	$10.71
	Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05

Class L	Actual	$1,000.00	$1,391.10	1.28%	$7.71
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

Class M	Actual	$1,000.00	$1,395.20	1.03%	$6.22
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Class R	Actual	$1,000.00	$1,392.30	1.28%	$7.72
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

Class X	Actual	$1,000.00	$1,396.60	1.03%	$6.22
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Class Z	Actual	$1,000.00	$1,395.00	0.78%	$4.71
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of August 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.2%
COMMON STOCKS 95.7%

Aerospace & Defense 0.4%
54,230	United Technologies Corp.	$3,219,093

Auto Components 1.8%
630,000	Goodyear Tire & Rubber Co. (The)(a)(b)	10,388,700
112,300	Johnson Controls, Inc.(b)	2,781,671

		13,170,371

Capital Markets 6.1%
329,162	Bank of New York Mellon Corp. (The)	9,746,487
92,400	Goldman Sachs Group, Inc. (The)	15,288,504
327,300	Morgan Stanley	9,478,608
506,800	TD Ameritrade Holding Corp.(a)	9,750,832

		44,264,431

Chemicals 1.3%
437,000	Dow Chemical Co. (The)	9,303,730

Commercial Banks 1.0%
1,092,700	KeyCorp	7,277,382

Commercial Services & Supplies 1.9%
457,260	Waste Management, Inc.	13,685,792

Computers & Peripherals 0.8%
380,300	Dell, Inc.(a)	6,020,149

Consumer Finance 1.5%
1,183,400	SLM Corp.(a)(b)	10,532,260

Diversified Consumer Services 3.2%
288,400	Career Education Corp.(a)(b)	6,849,500
924,300	H&R Block, Inc.	15,971,904

		22,821,404

Diversified Financial Services 0.8%
317,600	Bank of America Corp.	5,586,584

Electric Utilities 1.2%
112,600	Entergy Corp.	8,895,400

See Notes to Financial Statements.

Jennison Value Fund	15

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 6.4%
506,500	CVS Caremark Corp.	$19,003,880
739,400	Kroger Co. (The)	15,963,646
226,400	Wal-Mart Stores, Inc.	11,516,968

		46,484,494

Food Products 5.5%
370,164	Cadbury PLC (United Kingdom), ADR	13,988,498
738,700	ConAgra Foods, Inc.	15,165,511
903,100	Tyson Foods, Inc. (Class A Stock)	10,828,169

		39,982,178

Healthcare Equipment & Supplies 0.1%
17,100	Baxter International, Inc.	973,332

Healthcare Providers & Services 3.8%
164,500	Aetna, Inc.	4,688,250
668,500	Omnicare, Inc.	15,301,965
144,700	WellPoint, Inc.(a)	7,647,395

		27,637,610

Household Products 2.4%
285,189	Kimberly-Clark Corp.	17,242,527

Independent Power Producers & Energy Traders 1.9%
512,100	NRG Energy, Inc.(a)(b)	13,749,885

Insurance 4.9%
357,900	Axis Capital Holdings Ltd.	10,908,792
2,222	Berkshire Hathaway, Inc. (Class B Stock)(a)	7,301,492
168,400	Travelers Cos., Inc. (The)	8,490,728
509,200	XL Capital Ltd. (Class A Stock)(b)	8,834,620

		35,535,632

Internet & Catalog Retail 1.4%
1,056,170	Ticketmaster Entertainment, Inc.(a)	10,308,219

Internet Software & Services 3.5%
15,600	Google, Inc. (Class A Stock)(a)	7,202,052
958,550	IAC/InterActiveCorp(a)	17,752,346

		24,954,398

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media 6.8%
849,400	Comcast Corp. (Class A Stock)(b)	$13,012,808
316,700	Discovery Communications, Inc. (Class A Stock)(a)	8,208,864
794,612	Liberty Global, Inc. (Series C)(a)(b)	17,235,134
296,700	Time Warner Cable, Inc.	10,954,164

		49,410,970

Multi-Utilities 2.2%
311,600	Sempra Energy	15,632,972

Office Electronics 0.8%
644,400	Xerox Corp.	5,574,060

Oil, Gas & Consumable Fuels 16.3%
141,000	Anadarko Petroleum Corp.	7,454,670
125,000	Apache Corp.	10,618,750
172,300	Canadian Natural Resources Ltd.	9,860,729
495,300	Chesapeake Energy Corp.	11,312,652
139,500	EOG Resources, Inc.	10,044,000
85,400	Noble Energy, Inc.	5,163,284
209,900	Occidental Petroleum Corp.	15,343,690
297,300	Petroleo Brasileiro SA (Brazil), ADR	11,784,972
239,900	Suncor Energy, Inc.	7,350,536
236,629	Trident Resources Corp. (Canada), Private Placement (original cost $9,942,621; purchased 3/11/05 - 1/5/06)(a)(e)(f)(h)	—
767,200	Williams Cos., Inc. (The)	12,612,768
415,100	XTO Energy, Inc.	16,022,860

		117,568,911

Pharmaceuticals 4.5%
794,800	Mylan, Inc.(a)(b)	11,659,716
214,100	Sanofi-Aventis SA (France), ADR(b)	7,294,387
138,500	Shire PLC (United Kingdom), ADR(b)	6,864,060
133,200	Wyeth	6,373,620

		32,191,783

Semiconductors & Semiconductor Equipment 1.1%
519,800	Marvell Technology Group Ltd.(a)(b)	7,926,950

See Notes to Financial Statements.

Jennison Value Fund	17

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 8.4%
1,038,400	CA, Inc.	$23,145,936
379,600	Check Point Software Technologies Ltd.(a)(b)	10,579,452
246,800	Microsoft Corp.	6,083,620
1,387,500	Symantec Corp.(a)	20,979,000

		60,788,008

Thrifts & Mortgage Finance 0.8%
345,940	People’s United Financial, Inc.	5,555,796

Wireless Telecommunication Services 4.9%
1,091,900	MetroPCS Communications, Inc.(a)(b)	8,691,524
917,600	NII Holdings, Inc.(a)	21,756,296
1,122,600	Virgin Mobile USA, Inc. (Class A Stock)(a)(b)	5,287,446

		35,735,266

	TOTAL COMMON STOCKS (cost $656,154,485)	692,029,587

PREFERRED STOCKS 1.5%

Consumer Finance 0.5%
6,530	SLM Corp., 7.250%, 12/15/10 (Series C)	3,307,445

Pharmaceuticals 1.0%
7,560	Mylan, Inc., 6.500%, 11/15/10 (Series C)	7,332,822

	TOTAL PREFERRED STOCKS (cost $7,567,394)	10,640,267

Principal Amount (000)
CORPORATE BOND

Oil, Gas & Consumable Fuels
CAD 8,920	Trident Resources Corp. (Canada), Sub. Unsec’d. Note, Private Placement, PIK, 8/12/12 (cost $8,374,275; purchased 8/20/07 - 8/31/09)(a)(e)(f)(h)	—

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Units	Description	Value (Note 1)

WARRANT

Oil, Gas & Consumable Fuels
720,366	Trident Resources Corp.(Canada), Private Placement, expiring 1/1/15 (original cost $0; purchased 8/20/07)(a)(e)(f)(h)	$—

	TOTAL LONG-TERM INVESTMENTS (cost $672,096,154)	702,669,854

Shares
SHORT-TERM INVESTMENT 14.2%

Affiliated Money Market Mutual Fund
102,615,339	Dryden Core Investment Fund - Taxable Money Market Series (cost $102,615,339; includes $87,989,267 of cash collateral received for securities on loan) (Note 3)(c)(d)	102,615,339

	TOTAL INVESTMENTS(g) 111.4% (cost $774,711,493; Note 5)	805,285,193
	Liabilities in excess of other assets (11.4%)	(82,671,417)

	NET ASSETS 100.0%	$722,613,776

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

CAD—Canadian Dollar

PIK—Payment in Kind

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $83,188,972; cash collateral of $87,989,267 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates a security restricted to resale. The aggregate cost of such securities is $18,316,842. The aggregate value of $0 is 0.0% of net assets.
(g)	As of August 31, 2009, three securities valued at $0 and representing 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(h)	The issuer has since filed for bankruptcy and has defaulted in the payment of interest on debt security. The security has been fair valued at zero.

See Notes to Financial Statements.

Jennison Value Fund	19

Portfolio of Investments

as of August 31, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$692,029,587	$—	$—
Preferred Stocks	10,640,267	—	—
Corporate Bond	—	—	—
Warrant	—	—	—
Affiliated Money Market Mutual Fund	102,615,339	—	—

	$805,285,193	$—	$—
Other Financial Instruments*	—	—	—

Total	$805,285,193	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Corporate Bond	Warrant
Balance as of 8/31/08	$8,791,653	$6,990,650	$68
Realized gain (loss)	(10,816,569)	—	—
Change in unrealized appreciation (depreciation)	4,579,246	(7,575,471)	(68)
Earned amortization/accretion	—	54	—
Net purchases (sales)	(2,554,330)	584,767	—
Transfers in and/or out of Level 3	—	—	—

Balance as of 8/31/09	$—	$—	$—

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	16.3%
Affiliated Money Market Mutual Fund (including 12.2% of collateral received for securities on loan)	14.2
Software	8.4
Media	6.8
Food & Staples Retailing	6.4
Capital Markets	6.1
Food Products	5.5
Pharmaceuticals	5.5
Insurance	4.9
Wireless Telecommunication Services	4.9
Healthcare Providers & Services	3.8
Internet Software & Services	3.5
Diversified Consumer Services	3.2
Household Products	2.4
Multi-Utilities	2.2
Consumer Finance	2.0
Independent Power Producers & Energy Traders	1.9
Commercial Services & Supplies	1.9
Auto Components	1.8
Internet & Catalog Retail	1.4
Chemicals	1.3
Electric Utilities	1.2
Semiconductors & Semiconductor Equipment	1.1
Commercial Banks	1.0
Computers & Peripherals	0.8
Diversified Financial Services	0.8
Office Electronics	0.8
Thrifts & Mortgage Finance	0.8
Aerospace & Defense	0.4
Healthcare Equipment & Supplies	0.1

111.4
Liabilities in excess of other assets	(11.4)

100.0%

See Notes to Financial Statements.

Jennison Value Fund	21

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At August 31, 2009, the Portfolio held derivatives not accounted for as hedging instruments. These equity contracts have a fair value at August 31, 2009 of $0 and are presented in the Statements of Assets and Liabilities as such.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2009 are as follows:

For the year ended August 31, 2009, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrant
Equity contracts	$(68)

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2009	ANNUAL REPORT

Jennison Value Fund

Statement of Assets and Liabilities

as of August 31, 2009

Assets
Investments at value, including securities on loan of $83,188,972:
Unaffiliated investments (cost $672,096,154)	$702,669,854
Affiliated investments (cost $102,615,339)	102,615,339
Cash	192,143
Receivable for investments sold	4,920,450
Receivable for Fund shares sold	968,601
Dividends and interest receivable	833,629
Foreign tax reclaim receivable	158,144

Total assets	812,358,160

Liabilities
Payable to broker for collateral for securities on loan	87,989,267
Payable for Fund shares reacquired	732,254
Management fee payable	348,391
Accrued expenses	301,212
Distribution fee payable	197,972
Affiliated transfer agent fee payable	166,434
Deferred trustees’ fees	8,854

Total liabilities	89,744,384

Net Assets	$722,613,776

Net assets were comprised of:
Shares of beneficial interest, at par	$619,857
Paid-in capital in excess of par	970,199,179

970,819,036
Undistributed net investment income	2,566,065
Accumulated net realized loss on investment and foreign currency transactions	(281,348,352)
Net unrealized appreciation on investments and foreign currencies	30,577,027

Net assets, August 31, 2009	$722,613,776

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($565,420,180 ÷ 48,459,286 shares of beneficial interest issued and outstanding)	$11.67
Maximum sales charge (5.50% of offering price)	.68

Maximum offering price to public	$12.35

Class B
Net asset value, offering price and redemption price per share ($30,904,856 ÷ 2,681,867 shares of beneficial interest issued and outstanding)	$11.52

Class C
Net asset value, offering price and redemption price per share ($28,205,382 ÷ 2,448,405 shares of beneficial interest issued and outstanding)	$11.52

Class L
Net asset value, offering price and redemption price per share ($1,796,298 ÷ 154,421 shares of beneficial interest issued and outstanding)	$11.63

Class M
Net asset value, offering price and redemption price per share ($2,479,699 ÷ 214,214 shares of beneficial interest issued and outstanding)	$11.58

Class R
Net asset value, offering price and redemption price per share ($5,581,507 ÷ 479,428 shares of beneficial interest issued and outstanding)	$11.64

Class X
Net asset value, offering price and redemption price per share ($1,031,837 ÷ 88,806 shares of beneficial interest issued and outstanding)	$11.62

Class Z
Net asset value, offering price and redemption price per share ($87,194,017 ÷ 7,459,240 shares of beneficial interest issued and outstanding)	$11.69

See Notes to Financial Statements.

Jennison Value Fund	25

Statement of Operations

Year Ended August 31, 2009

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $13,278)	$10,816,687
Affiliated income from securities loaned, net	589,642
Unaffiliated interest income	576,623
Affiliated dividend income	168,130

Total income	12,151,082

Expenses
Management fee	3,851,582
Distribution fee—Class A	1,554,938
Distribution fee—Class B	337,165
Distribution fee—Class C	272,592
Distribution fee—Class L	8,533
Distribution fee—Class M	20,749
Distribution fee—Class R	22,119
Distribution fee—Class X	2,937
Transfer agent’s fees and expenses (including affiliated expense of $578,000) (Note 3)	1,323,000
Reports to shareholders	107,000
Registration fees	97,000
Custodian’s fees and expenses	95,000
Trustees’ fees	37,000
Legal fees and expenses	26,000
Audit fee	21,000
Insurance	18,000
Loan interest expense (Note 7)	435
Miscellaneous	23,560

Total expenses	7,818,610

Net investment income	4,332,472

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(262,731,339)
Foreign currency transactions	(1,103)

(262,732,442)

Net change in unrealized appreciation (depreciation) on:
Investments	20,765,669
Foreign currencies	97

20,765,766

Net loss on investment and foreign currency transactions	(241,966,676)

Net Decrease In Net Assets Resulting From Operations	$(237,634,204)

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,332,472	$8,938,809
Net realized gain (loss) on investment and foreign currency transactions	(262,732,442)	57,641,885
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,765,766	(190,708,157)

Net decrease in net assets resulting from operations	(237,634,204)	(124,127,463)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(5,718,887)	(9,073,325)
Class B	(49,455)	(292,113)
Class C	(36,609)	(178,854)
Class L	(13,511)	(36,658)
Class M	(4,469)	(35,867)
Class R	(30,346)	(18,636)
Class X	(11,336)	(25,623)
Class Z	(1,189,492)	(1,205,555)

	(7,054,105)	(10,866,631)

Distributions from net realized gains:
Class A	(45,131,403)	(145,035,070)
Class B	(3,373,547)	(15,566,446)
Class C	(2,497,205)	(9,531,318)
Class L	(151,796)	(732,602)
Class M	(304,877)	(1,911,149)
Class R	(340,944)	(372,374)
Class X	(121,645)	(516,833)
Class Z	(6,884,634)	(15,416,633)

	(58,806,051)	(189,082,425)

Capital Contributions
Class M	1,032	—
Class X	2,885	5,731

	3,917	5,731

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	92,398,458	135,802,668
Net asset value of shares issued in reinvestment of dividends and distributions	62,510,424	188,802,367
Cost of shares reacquired	(184,608,493)	(262,686,914)

Net increase (decrease) in net assets from Fund share transactions	(29,699,611)	61,918,121

Total decrease	(333,190,054)	(262,152,667)

Net Assets
Beginning of year	1,055,803,830	1,317,956,497

End of year(a)	$722,613,776	$1,055,803,830

(a) Includes undistributed net investment income of:	$2,566,065	$5,741,188

See Notes to Financial Statements.

Jennison Value Fund	27

Notes to Financial Statements

JennisonDryden Portfolios, Inc. (the “Portfolios”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company and currently consists of Jennison Value Fund (the “Fund”). The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Value Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the

28	Visit our website at www.jennisondryden.com

securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign

Jennison Value Fund	29

Notes to Financial Statements

continued

currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Warrants: The Fund may hold warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements under the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned.

Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Portfolios have a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Jennison Value Fund	31

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of ..60 of 1% of the Fund’s average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion. The effective management fee rate was .57 of 1% of the Fund’s average daily net assets for the year ended August 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended August 31, 2009, PIMS contractually agreed to limit such fees to .50% of 1% of the average daily net assets of the Class R shares.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received approximately $115,500 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2009, it received approximately $600, $63,600, $2,400 and $2,800 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C and Class M shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2009, the Fund incurred approximately $329,700 in total networking fees, of which approximately $135,400 and $900 were paid to First Clearing and Wells Fargo, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended August 31, 2009, Wells Fargo earned approximately $12,500 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2009 PIM has been compensated approximately $250,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”) of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2009 were $409,976,427 and $503,535,237, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign

Jennison Value Fund	33

Notes to Financial Statements

continued

currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2009, the adjustments were to decrease undistributed net investment income by $453,490, decrease accumulated net realized loss on investment and foreign currency transactions by $535,957 and decrease paid-in capital in excess of par by $82,467 due to the reclassification of net foreign currency losses, investments in partnerships and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2009, the tax character of dividends and distributions paid by the fund were $7,054,105 from ordinary income and $58,806,051 from long-term capital gains. For the year ended August 31, 2008, the tax character of dividends and distributions paid by the Fund were $55,030,114 from ordinary income and $144,903,019 from long-term capital gains.

As of August 31, 2009, the accumulated undistributed earnings on tax basis consisted of $2,574,918 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$783,110,146	$106,280,454	$(84,105,407)	$22,175,047	$70	$22,175,117

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of losses on wash sales. Other cost basis adjustments are attributable to mark-to-market of unrealized appreciation of foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2009 of approximately $119,928,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

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The Fund elected to treat post-October capital losses of approximately $153,021,000 as having been incurred in the following fiscal year (August 31, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z.

Jennison Value Fund	35

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2009:
Shares sold	4,301,975	$43,805,134
Shares issued in reinvestment of dividends and distributions	5,541,724	48,156,908
Shares reacquired	(12,185,172)	(123,855,946)

Net increase (decrease) in shares outstanding before conversion	(2,341,473)	(31,893,904)
Shares issued upon conversion from Class B, Class M, and Class X	1,301,456	13,857,269

Net increase (decrease) in shares outstanding	(1,040,017)	$(18,036,635)

Year ended August 31, 2008:
Shares sold	3,753,928	$67,911,482
Shares issued in reinvestment of dividends and distributions	7,997,153	145,467,708
Shares reacquired	(9,964,961)	(180,103,805)

Net increase (decrease) in shares outstanding before conversion	1,786,120	33,275,385
Shares issued upon conversion from Class B, Class M, and Class X	1,406,404	25,377,914

Net increase (decrease) in shares outstanding	3,192,524	$58,653,299

Class B
Year ended August 31, 2009:
Shares sold	271,966	$2,776,288
Shares issued in reinvestment of dividends and distributions	385,007	3,318,820
Shares reacquired	(814,775)	(8,207,232)

Net increase (decrease) in shares outstanding before conversion	(157,802)	(2,112,124)
Shares reacquired upon conversion into Class A	(1,183,935)	(12,558,935)

Net increase (decrease) in shares outstanding	(1,341,737)	$(14,671,059)

Year ended August 31, 2008:
Shares sold	262,016	$4,741,609
Shares issued in reinvestment of dividends and distributions	851,426	15,317,191
Shares reacquired	(1,069,626)	(19,143,157)

Net increase (decrease) in shares outstanding before conversion	43,816	915,643
Shares reacquired upon conversion into Class A	(1,229,818)	(21,823,805)

Net increase (decrease) in shares outstanding	(1,186,002)	$(20,908,162)

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Class C	Shares	Amount
Year ended August 31, 2009:
Shares sold	313,252	$3,253,098
Shares issued in reinvestment of dividends and distributions	267,574	2,306,491
Shares reacquired	(949,741)	(9,692,923)

Net increase (decrease) in shares outstanding	(368,915)	$(4,133,334)

Year ended August 31, 2008:
Shares sold	437,995	$8,285,181
Shares issued in reinvestment of dividends and distributions	470,674	8,472,370
Shares reacquired	(1,098,765)	(19,562,879)

Net increase (decrease) in shares outstanding	(190,096)	$(2,805,328)

Class L
Year ended August 31, 2009:
Shares sold	9,298	$97,867
Shares issued in reinvestment of dividends and distributions	18,840	163,533
Shares reacquired	(49,471)	(527,831)

Net increase (decrease) in shares outstanding	(21,333)	$(266,431)

Year ended August 31, 2008:
Shares sold	1,862	$34,221
Shares issued in reinvestment of dividends and distributions	41,848	759,124
Shares reacquired	(111,696)	(1,995,368)

Net increase (decrease) in shares outstanding	(67,986)	$(1,202,023)

Class M
Year ended August 31, 2009:
Shares sold	16,534	$176,971
Shares issued in reinvestment of dividends and distributions	33,709	290,908
Shares reacquired	(91,837)	(971,917)

Net increase (decrease) in shares outstanding before conversion	(41,594)	(504,038)
Shares reacquired upon conversion into Class A	(106,079)	(1,059,011)

Net increase (decrease) in shares outstanding	(147,673)	$(1,563,049)

Year ended August 31, 2008:
Shares sold	18,974	$370,311
Shares issued in reinvestment of dividends and distributions	100,754	1,813,579
Shares reacquired	(274,577)	(5,006,324)

Net increase (decrease) in shares outstanding before conversion	(154,849)	(2,822,434)
Shares reacquired upon conversion into Class A	(191,919)	(3,501,964)

Net increase (decrease) in shares outstanding	(346,768)	$(6,324,398)

Jennison Value Fund	37

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended August 31, 2009:
Shares sold	348,849	$3,733,531
Shares issued in reinvestment of dividends and distributions	42,775	371,290
Shares reacquired	(203,099)	(2,084,567)

Net increase (decrease) in shares outstanding	188,525	$2,020,254

Year ended August 31, 2008:
Shares sold	258,696	$4,583,766
Shares issued in reinvestment of dividends and distributions	21,518	390,552
Shares reacquired	(74,745)	(1,299,260)

Net increase (decrease) in shares outstanding	205,469	$3,675,058

Class X
Year ended August 31, 2009:
Shares sold	13,558	$143,093
Shares issued in reinvestment of dividends and distributions	15,380	132,578
Shares reacquired	(44,524)	(432,606)

Net increase (decrease) in shares outstanding before conversion	(15,586)	(156,935)
Shares reacquired upon conversion into Class A	(24,959)	(239,323)

Net increase (decrease) in shares outstanding	(40,545)	$(396,258)

Year ended August 31, 2008:
Shares sold	3,673	$61,423
Shares issued in reinvestment of dividends and distributions	28,948	520,780
Shares reacquired	(74,307)	(1,327,908)

Net increase (decrease) in shares outstanding before conversion	(41,686)	(745,705)
Shares reacquired upon conversion into Class A	(3,207)	(52,145)

Net increase (decrease) in shares outstanding	(44,893)	$(797,850)

Class Z
Year ended August 31, 2009:
Shares sold	3,741,738	$38,412,476
Shares issued in reinvestment of dividends and distributions	895,149	7,769,896
Shares reacquired	(3,773,720)	(38,835,471)

Net increase (decrease) in shares outstanding	863,167	$7,346,901

Year ended August 31, 2008:
Shares sold	2,797,692	$49,814,675
Shares issued in reinvestment of dividends and distributions	881,507	16,061,063
Shares reacquired	(1,872,828)	(34,248,213)

Net increase (decrease) in shares outstanding	1,806,371	$31,627,525

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended August 31, 2009. The average daily balance for the 7 days the Fund had an outstanding balance was $1,480,571 at a weighted average interest rate of approximately 1.51%. At August 31, 2009, the Fund did not have an outstanding loan amount.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be

Jennison Value Fund	39

Notes to Financial Statements

continued

consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

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Financial Highlights

AUGUST 31, 2009	ANNUAL REPORT

Jennison Value Fund

Financial Highlights

	Class A
	Year Ended August 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.55	$21.81

Income (loss) from investment operations:
Net investment income	.07	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.87)	(2.01)

Total from investment operations	(3.80)	(1.86)

Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.20)
Distributions from net realized gains	(.96)	(3.20)

Total dividends and distributions	(1.08)	(3.40)

Net asset value, end of period	$11.67	$16.55

Total Return(b):	(20.76)%	(9.95)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$565,420	$819,162
Average net assets (000)	$518,332	$910,313
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(d)	1.14%	1.00%
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%
Net investment income	.68%	.83%
Portfolio turnover rate	60%	51%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 29, 2008.
(e)	Annualized.
(f)	Not annualized.
(g)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class A
Ten-Month Period Ended August 31, 2007(a)(c)		Year Ended October 31,
		2006(a)	2005(a)	2004(a)

$22.49		$19.77	$16.71	$14.50

.16		.22	.14	.11

1.61		3.56	3.07	2.22

1.77		3.78	3.21	2.33

(.19)		(.14)	(.15)	(.12)
(2.26)		(.92)	—	—

(2.45)		(1.06)	(.15)	(.12)

$21.81		$22.49	$19.77	$16.71

8.66%		19.85%	19.31%	16.21%

$1,010,160		$946,315	$771,540	$610,345
$1,028,798		$872,078	$699,013	$598,375

.95	%(e)	.98%	1.04%	1.07%
.70	%(e)	.73%	.79%	.82%
.90	%(e)	1.05%	.77%	.68%
55	%(f)	49%	56%	56%

See Notes to Financial Statements.

Jennison Value Fund	43

Financial Highlights

continued

	Class B
	Year Ended August 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.28	$21.52

Income (loss) from investment operations:
Net investment income (loss)	— (f)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.79)	(2.00)

Total from investment operations	(3.79)	(1.98)

Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.06)
Distributions from net realized gains	(.96)	(3.20)

Total dividends and distributions	(.97)	(3.26)

Net asset value, end of period	$11.52	$16.28

Total Return(c):	(21.28)%	(10.65)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$30,905	$65,520
Average net assets (000)	$33,718	$87,249
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.84%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%
Net investment income (loss)	— (g)	.11%

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolio in which the Fund invests.
(f)	Less than $.005 per share.
(g)	Less than .005%.

See Notes to Financial Statements.

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Class B
Ten-Month Period Ended August 31, 2007(a)(b)		Year Ended October 31,
		2006(a)	2005(a)	2004(a)

$22.18		$19.52	$16.49	$14.31

.03		.07	.02	(.01)

1.60		3.51	3.02	2.20

1.63		3.58	3.04	2.19

(.03)		—	(.01)	(.01)
(2.26)		(.92)	—	—

(2.29)		(.92)	(.01)	(.01)

$21.52		$22.18	$19.52	$16.49

8.02%		18.96%	18.44%	15.34%

$112,108		$105,824	$119,151	$193,230
$112,785		$112,070	$161,840	$212,833

1.70	%(d)	1.73%	1.79%	1.82%
.70	%(d)	.73%	.79%	.82%
.15	%(d)	.32%	.04%	(.06)%

See Notes to Financial Statements.

Jennison Value Fund	45

Financial Highlights

continued

	Class C
	Year Ended August 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.29	$21.52

Income (loss) from investment operations:
Net investment income (loss)	— (f)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.80)	(1.99)

Total from investment operations	(3.80)	(1.97)

Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.06)
Distributions from net realized gains	(.96)	(3.20)

Total dividends and distributions	(.97)	(3.26)

Net asset value, end of period	$11.52	$16.29

Total Return(c):	(21.33)%	(10.61)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,205	$45,882
Average net assets (000)	$27,260	$55,511
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.84%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%
Net investment income (loss)	(.02)%	.10%

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolio in which the Fund invests.
(f)	Less than $.005 per share.

See Notes to Financial Statements.

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Class C
Ten-Month Period Ended August 31, 2007(a)(b)		Year Ended October 31,
		2006(a)	2005(a)	2004(a)

$22.19		$19.52	$16.49	$14.31

.02		.06	.01	(.01)

1.60		3.53	3.03	2.20

1.62		3.59	3.04	2.19

(.03)		—	(.01)	(.01)
(2.26)		(.92)	—	—

(2.29)		(.92)	(.01)	(.01)

$21.52		$22.19	$19.52	$16.49

7.98%		18.95%	18.44%	15.34%

$64,731		$32,189	$20,540	$20,006
$52,776		$24,812	$20,814	$21,130

1.70	%(d)	1.73%	1.79%	1.82%
.70	%(d)	.73%	.79%	.82%
.11	%(d)	.29%	.05%	(.07)%

See Notes to Financial Statements.

Jennison Value Fund	47

Financial Highlights

continued

	Class L
	Year Ended August 31,		March 16, 2007(a) through August 31, 2007(b)(c)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.48	$21.74	$20.65

Income (loss) from investment operations:
Net investment income	.05	.11	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.85)	(2.01)	1.04

Total from investment operations	(3.80)	(1.90)	1.09

Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.16)	—
Distributions from net realized gains	(.96)	(3.20)	—

Total dividends and distributions	(1.05)	(3.36)	—

Net asset value, end of period	$11.63	$16.48	$21.74

Total Return(d):	(20.97)%	(10.17)%	5.28%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,796	$2,896	$5,299
Average net assets (000)	$1,707	$4,100	$3,274
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.34%	1.23%	1.20	%(e)
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%	.70	%(e)
Net investment income	.48%	.61%	.51	%(e)

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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	Class M
	Year Ended August 31,		March 16, 2007(a) through August 31, 2007(b)(c)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.30	$21.53	$20.49

Income (loss) from investment operations:
Net investment income	.03	.02	—	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.78)	(1.99)	1.04

Total from investment operations	(3.75)	(1.97)	1.04

Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.06)	—
Distributions from net realized gains	(.96)	(3.20)	—

Total dividends and distributions	(.97)	(3.26)	—

Capital Contributions:	— (e)	—	—

Net asset value, end of period	$11.58	$16.30	$21.53

Total Return(d):	(20.98)%	(10.59)%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,480	$5,898	$15,256
Average net assets (000)	$3,046	$9,964	$9,920
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	1.52%	1.73%	1.70	%(f)
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%	.70	%(f)
Net investment income	.31%	.11%	.01	%(f)

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Less than $.005 per share.
(f)	Annualized.
(g)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Jennison Value Fund	49

Financial Highlights

continued

	Class R
	Year Ended August 31,
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.49	$21.75

Income (loss) from investment operations:
Net investment income	.05	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.85)	(2.01)

Total from investment operations	(3.80)	(1.90)

Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.16)
Distributions from net realized gains	(.96)	(3.20)

Total dividends and distributions	(1.05)	(3.36)

Net asset value, end of period	$11.64	$16.49

Total Return(d):	(20.95)%	(10.16)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,582	$4,796
Average net assets (000)	$4,424	$3,557
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(e)	1.34%	1.23%
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%
Net investment income	.47%	.60%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.
(g)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class R
Ten-Month Period Ended August 31, 2007(b)(c)		Year Ended October 31, 2006(b)	June 3, 2005(a) through October 31, 2005(b)

$22.39		$19.74	$18.31

.05		.13	.01
1.69		3.53	1.42

1.74		3.66	1.43

(.12)		(.09)	—
(2.26)		(.92)	—

(2.38)		(1.01)	—

$21.75		$22.39	$19.74

8.44%		19.21%	7.81%

$1,858		$64	$3
$685		$21	$3

1.20	%(f)	1.23%	1.29	%(f)
.70	%(f)	.73%	.79	%(f)
.62	%(f)	.61%	.19	%(f)

See Notes to Financial Statements.

Jennison Value Fund	51

Financial Highlights

continued

	Class X
	Year Ended August 31,		March 16, 2007(a) through August 31, 2007 (b)(c)(g)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.37	$21.52	$20.49

Income (loss) from investment operations:
Net investment income	.08	.15	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.81)	(1.99)	1.03

Total from investment operations	(3.73)	(1.84)	1.10

Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.15)	(.09)
Distributions from net realized gains	(.96)	(3.20)	—

Total dividends and distributions	(1.05)	(3.35)	(.09)

Capital Contributions:	.03	.04	.02

Net asset value, end of period	$11.62	$16.37	$21.52

Total Return(d):	(20.42)%	(9.67)%	5.47%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,032	$2,117	$3,749
Average net assets (000)	$1,175	$2,927	$2,334
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.09%	1.02%	1.01	%(e)
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%	.70	%(e)
Net investment income	.80%	.82%	.71	%(e)

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolio in which the Fund invests.
(g)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Year Ended August 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.61	$21.88

Income (loss) from investment operations:
Net investment income	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.89)	(2.02)

Total from investment operations	(3.79)	(1.82)

Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.25)
Distributions from net realized gains	(.96)	(3.20)

Total dividends and distributions	(1.13)	(3.45)

Net asset value, end of period	$11.69	$16.61

Total Return(b):	(20.54)%	(9.72)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$87,194	$109,533
Average net assets (000)	$80,680	$104,223
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.84%	.73%
Expenses, excluding distribution and service (12b-1) fees	.84%	.73%
Net investment income	.98%	1.11%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class Z
Ten-Month Period Ended August 31, 2007(a)(c)		Year Ended October 31,
		2006(a)	2005(a)	2004(a)

$22.56		$19.83	$16.76	$14.54

.23		.27	.19	.15

1.60		3.57	3.07	2.23

1.83		3.84	3.26	2.38

(.25)		(.19)	(.19)	(.16)
(2.26)		(.92)	—	—

(2.51)		(1.11)	(.19)	(.16)

$21.88		$22.56	$19.83	$16.76

8.91%		20.15%	19.59%	16.49%

$104,793		$92,267	$41,856	$26,725
$105,962		$65,638	$32,824	$25,857

.70	%(d)	.73%	.79%	.82%
.70	%(d)	.73%	.79%	.82%
1.16	%(d)	1.28%	1.00%	.93%

See Notes to Financial Statements.

Jennison Value Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

JennisonDryden Portfolios—Jennison Value Fund:

We have audited the accompanying statement of assets and liabilities of JennisonDryden Portfolios—Jennison Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended August 31, 2009, for the ten-month period ended August 31, 2007 and each of the years in the three-year period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended August 31, 2009, for the period ended August 31, 2007 and each of the years in the three-year period ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the code”), to advise you within 60 days of the Fund’s fiscal year end (August 31, 2009) as to the federal income tax status of dividends and distributions paid by the Fund during such period. We are advising you that during its fiscal year ended August 31, 2009, the Fund paid dividends for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.121 per share, $0.014 per share, $0.014 per share, $0.085 per share, $0.014 per share, $0.085 per share, $0.089 per share, and $0.165 per share, respectively, from net investment income. Additionally, the Fund designates the maximum amount allowable per share but not less than $0.955 per share for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the fiscal year ended August 31, 2009 the Fund designates the maximum amount allowable but not less than the following percentages of the ordinary income dividends paid during the year as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD) in accordance with Section 854 of the Internal Revenue Code:

	QDI(1)	DRD(2)
Jennison Value Fund	100%	100%

In January 2010, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Value Fund	57

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Member(1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Jennison Value Fund

[1]

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1987; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Director since 2000 and President since 2003.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Jennison Value Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

[1]	Jennison Value Fund is a series of JennisonDryden Portfolios.

Jennison Value Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board

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was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Value Funds Performance Universe)2 was in the first quartile for the ten-year period and in the second quartile for the five-year period, although performance was in the fourth quartile for the one- and three-year periods. The Board further noted that the Fund outperformed against its benchmark index for the five- and ten-year periods, although it underperformed against the benchmark index over the one- and three-year periods. The Board also considered that the Fund outperformed its Peer Universe and its benchmark index with first quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer term performance record. The Board concluded that, in light of the Fund’s competitive long-term performance and the Fund’s recently improved performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

[2]

The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Value Funds Performance Universe. The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Jennison Value Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–25.11%	1.86%	2.56%	—
Class B	–24.82	2.13	2.38	—
Class C	–21.99	2.27	2.38	—
Class L	–25.52	N/A	N/A	–13.30% (3/16/07)
Class M	–25.24	N/A	N/A	–12.53 (3/16/07)
Class R	–20.95	N/A	N/A	–0.23 (6/3/05)
Class X	–24.49	N/A	N/A	–12.12 (3/16/07)
Class Z	–20.54	3.28	3.41	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–20.76%	3.02%	3.14%	—
Class B	–21.28	2.27	2.38	—
Class C	–21.28	2.27	2.38	—
Class L	–20.97	N/A	N/A	–11.18% (3/16/07)
Class M	–20.98	N/A	N/A	–11.42 (3/16/07)
Class R	–20.95	N/A	N/A	–0.23 (6/3/05)
Class X	–20.22	N/A	N/A	–11.01 (3/16/07)
Class Z	–20.54	3.28	3.41	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment

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will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.14%; Class B, 1.84%; Class C, 1.84%; Class L, 1.34%; Class M, 1.84%; Class R, 1.59%; Class X, 1.84%; Class Z, 0.84%. Net operating expenses apply to: Class A, 1.14%; Class B, 1.84%; Class C, 1.84%; Class L, 1.34%; Class M, 1.52%; Class R, 1.34%; Class X, 1.09%; Class Z, 0.84%, after contractual reduction through 12/31/2010 for Class R shares.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Jennison Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1999) and the account values at the end of the current fiscal year (August 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. Investors who purchase Class A or Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent

Jennison Value Fund

Growth of a $10,000 Investment (continued)

deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase; in certain circumstances, Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, to 1% in the seventh year and to 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Value Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PBEAX	PBQIX	PEICX	N/A	N/A	JDVRX	N/A	PEIZX
CUSIP	476297106	476297205	476297304	476297601	476297700	476297502	476297809	476297403

MF131E    0163661-00001-00

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert–

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services–

(a)	Audit Fees

For the fiscal years ended August 31, 2009 and August 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $46,738, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended August 31, 2008.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	JennisonDryden Portfolios

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 22, 2009

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 22, 2009

*	Print the name and title of each signing officer under his or her signature.